SCHEDULE 14C

                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. 3)
                                -----------------

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

[X]  Preliminary  Information  Statement   [  ]   Confidential,  for  Use  of
[ ]  Definitive  Information  Statement          the  Commission  Only  (as
                                                 permitted by Rule 14c-5(d)(2))

                           RETURN ASSURED INCORPORATED
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)  Proposed  maximum  aggregate  value  of  transaction:  N/A

(5)  Total  fee  paid:  N/A

[  ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:  N/A

(2)  Form,  Schedule  or  Registration  Statement  No.:  N/A

(3)  Filing  Party:  N/A

(4)  Date  Filed:  N/A

                           RETURN ASSURED INCORPORATED
                         5962 La Place Court, Suite 230
                               Carlsbad, CA 92008

                        INFORMATION STATEMENT AND NOTICE
                        OF ACTION TAKEN WITHOUT A MEETING

This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors of Return Assured Incorporated (the "Company") to the Company's stockholders to advise them of the following corporate actions (the "Corporate Actions") taken by the Board of Directors and the holders of a majority of the Company's voting stock ("Majority Stockholders") by written consent:

      -   Amendments to the Company's Certificate of Incorporation to:

      - increase the number of authorized shares of the Company's capital stock from 51,000,000 shares to 105,000,000 shares, of which 100,000,000 shares shall be Common Stock, par value $0.001 per share, and 5,000,000 shares shall be preferred stock, par value $0.001 per share;

      - reverse split the outstanding shares of the Company's Common Stock on a one-for-sixty basis, so that every sixty issued and outstanding shares of Common Stock before the split shall represent one share of Common Stock after the split with all fractional shares rounded up to the next whole share;

      -   change the name of the Company to "EliteJet Holdings, Inc."; and

      - Acquisition of all of the issued and outstanding capital stock of EliteJet, Inc., a Nevada corporation.


--------------------------------------------------------------------------------
|   The  material  terms  of  the  Company's  acquisition  of all of the       |
|   Outstanding capital  stock  of  EliteJet,  Inc.  are  as  follows:         |
|                                                                              |
|   -  Seller:          Scott Walker, sole shareholder of EliteJet, Inc.       |
|                       (see Item No. 3 below entitled "Acquisition of         |
|                       EliteJet, Inc.")                                       |
|                                                                              |
|   -  Purchaser:       The Company (see Item No. 3 below entitled             |
|                      "Acquisition of EliteJet, Inc.")                        |
|                                                                              |
|   -  Capital Stock                                                           |
|      to be Acquired: 500 shares of common stock, representing all of the     |
|                      issued and outstanding shares of the capital stock of   |
|                      EliteJet, Inc. (see Item No. 3 below entitled           |
|                      "Acquisition of EliteJet, Inc.")                        |
|                                                                              |
|   -  Purchase Price: 7,000,000 shares of the Company's Common Stock (after   |
|                      the reverse stock split) (see Item No. 3 below entitled |
|                      "Acquisition of EliteJet, Inc." and Item No. 1 entitled |
|                      "Reverse Stock Split")                                  |
|                                                                              |
|   -  EliteJet, Inc:  EliteJet, Inc. was incorporated in Nevada on November   |
|                      16, 1999. It is engaged in the business of owning,      |
|                      managing, operating and chartering aircraft in          |
|                      connection with providing private and corporate         |
|                      aviation services to individuals and business (see Item |
|                      No. 3 below entitled "Acquisition of EliteJet, Inc.")   |
--------------------------------------------------------------------------------


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The Corporate Actions for the increase in the number of authorized shares of the
Company's capital stock and the reverse stock split were approved by our Board of Directors by written consent on March 15, 2002 and the Majority Stockholders by written consent on April 23, 2002. The Corporate Actions for the acquisition of EliteJet, Inc. and the change in name of the Company to "EliteJet Holdings, Inc." were approved by our Board of Directors and the Majority Stockholders by written consent on April 25, 2002. The Corporate Action for the amendment to the terms of the acquisition of EliteJet, Inc. was approved by our Board of Directors and the Majority Stockholders by written consent on April 27, 2002. In accordance with the regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Corporate Actions will not become effective until 20 days after we have mailed this Information Statement to our stockholders. Promptly following the expiration of this 20-day period, we intend to file the amendment to our Certificate of Incorporation with the Delaware Department of State. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement. The increase in our authorized number of shares, the reverse stock split and the change of our name to EliteJet Holdings, Inc. will become effective at the time of such filing. The acquisition of EliteJet, Inc. will become effective promptly following the expiration of the 20-day period.

Approval of the Corporate Actions requires the affirmative vote of a majority of the outstanding shares of our voting capital stock. Our Common Stock is our only voting stock. Holders of our Common Stock are entitled to one vote for each share of Common Stock held. The total number of shares of our Common Stock outstanding on each of April 23, 2002, April 25, 2002 and April 27, 2002 was 35,834,012. The Majority Stockholders held 18,894,860 shares (approximately 52.8%) of our Common Stock on each of April 23, 2002, April 25, 2002 and April 27, 2002.

The names and the number of shares of Common Stock held by each of the Majority Stockholders is as follows:

     ---------------------------------------------
                                 Number  of
                                 ----------
          Name                  Shares  Held
          ----                  ------------
          Matthew J. Sebal        14,300,000
          Todd Cusolle               900,000
          Peter Coker,  Sr.        1,624,460
          Michael Sweatman             5,400
          Darren Lozinik             300,000
          KGL Investments  Ltd.    1,765,000
                                  ----------
            Total                 18,894,860
                                  ==========
     ---------------------------------------------

Section 228 of the Delaware General Corporation Law ("Delaware GCL") permits stockholder action by written consent in lieu of a meeting of stockholders if holders of a sufficient number of voting shares consent to the actions in writing. Accordingly, all corporate actions necessary to authorize and approve the Corporate Actions have been taken.

Your consent is not required and is not being solicited in connection with the approval of the Corporate Actions. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from any of the Corporate Actions. This Information Statement is furnished solely for the purpose of informing you of these Corporate Actions before they take effect in the manner required under the Exchange Act.

Only stockholders of record of the Company's voting stock outstanding at the close of business on October 7, 2002 (the "Record Date") are entitled to receive this Information Statement and Notice of Action Taken Without a Meeting. This Information Statement is first being mailed to such stockholders on or about ____________, 2002.

Our principal executive office is located at 5962 La Place Court, Suite 230, Carlsbad, CA 92008.

PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT AND NOTICE OF ACTION TAKEN WITHOUT A MEETING. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

1.     REVERSE  STOCK  SPLIT

On March 15, 2002, our Board of Directors approved an amendment to our Certificate of Incorporation to affect a one-for-sixty reverse stock split (the "Reverse Stock Split") of the Company's issued and outstanding Common Stock. The Majority Stockholders approved the Reverse Stock Split on April 23, 2002 by written consent. The approval by our Board of Directors and the Majority Stockholders is adequate under Delaware law to affect the Reverse Stock Split. The Reverse Stock Split will become effective (the "Reverse Stock Split Effective Date") upon the filing of the amendment to our Certificate of Incorporation with the Delaware Department of State. The Corporate Action approving the amendment to our Certificate of Incorporation for the Reverse Stock Split will not become effective until 20 days after we have mailed this Information Statement to our stockholders. We intend to file the amendment promptly following the expiration of this 20-day period. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from the Reverse Stock Split.

On the Reverse Stock Split Effective Date, each sixty shares of our Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Date (the "Old Common Stock") will automatically and without any action on the part of the stockholders be converted into one share of our Common Stock (the "New Common Stock"). All fractional shares resulting from the Reverse Stock Split shall be rounded up to the next whole share. The Reverse Stock Split will not materially affect the proportionate equity interest in the Company of any holder of Old Common Stock or the relative rights, preferences, privileges or priorities of any such stockholder.

                         EXCHANGE OF STOCK CERTIFICATES

Shortly after the Reverse Stock Split Effective Date, stockholders will be asked to surrender their certificates representing shares of Old Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing shares of New Common Stock will be issued and forwarded to the stockholders; however, each certificate representing shares of Old Common Stock will continue to be valid and represent the number of shares of New Common Stock equal to the number of shares of Old Common Stock adjusted for the Reverse Stock Split. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A LETTER OF TRANSMITTAL.


                          PURPOSE OF THE REVERSE SPLIT

The Board believes that the Reverse Stock Split is desirable for several reasons. The Reverse Stock Split should enhance the acceptability of the Common Stock by the financial community and the investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Stock Split is anticipated initially to increase proportionally the per share market price of the Common Stock. The Board also believes that the Reverse Stock Split may result in a broader market for the Common Stock than that which currently exists. The expected increased price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split Effective Date.

Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower-priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower-priced stocks economically unattractive to brokers. In addition, the structure of trading commissions tends to have an adverse impact upon holders of lower-priced stock because the brokerage commission on a sale of lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue. The proposed Reverse Stock Split could result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

However, there can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of New Common Stock after the Reverse Stock Split will be equal to the applicable multiple of the market price per share of Old Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Stockholders should be aware that we cannot predict what effect the Reverse Stock Split will have on the market price of the Common Stock.

                        EFFECT OF THE REVERSE STOCK SPLIT

Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock. Separate action is being taken to increase the number of authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares (see the section below entitled "Increase in the Number of Authorized Shares of Capital Stock"). The Reverse Stock Split will not affect the proportionate equity interest in the Company of any holder of Old Common Stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Stockholders should note that certain disadvantages may result from the adoption of the Reverse Stock Split. The number of outstanding shares of Common Stock will be decreased as a result of the Reverse Stock Split, but the number of authorized shares of Common Stock will not be decreased. The Company will therefore have the authority to issue a greater number of shares of Common Stock following the Reverse Stock Split without the need to obtain stockholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing stockholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

The par value of the Common Stock will remain at $.001 per share following the Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company's total stockholders' equity. All share and per share information would be retroactively adjusted following the Reverse Stock Split Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not effect the registration of the Common Stock under the Exchange Act. After the Reverse Stock Split Effective Date, trades of the New Common Stock will be reported on the Nasdaq electronic "Bulletin Board" under the Company's current symbol RTRN, which will be changed in connection with our name change (see item below entitled "Corporate Name Change").

           FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. We believe that because the Reverse Stock Split is not part of a plan to increase any stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Stock Split will have the federal income tax effects set forth below.

Except as described below with respect to cash received in lieu of fractional share interests, the receipt of New Common Stock in the Reverse Stock Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. The tax basis of New Common Stock received as a result of the Reverse Stock Split (when added to the basis for any fractional share interest to which a stockholder is entitled) will be equal, in the aggregate, to the basis of the Old Common Stock exchanged for New Common Stock. The per share tax basis of the New Common Stock is based on the tax basis of the Old Common Stock for which the New Common Stock is exchanged. For the purposes of determining whether short-term or long-term capital gains treatment will be applied to a stockholder's disposition of New Common Stock subsequent to the Reverse Stock Split, a stockholder's holding period for the shares of Old Common Stock will be included in the holding period for the New Common Stock received as a result of the Reverse Stock Split.

A stockholder who receives cash in lieu of fractional shares of New Common Stock will be treated as first receiving such fractional shares and then receiving cash as payment in exchange for such fractional shares of New Common Stock and, except for dealers, will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of such fractional shares.

The  Reverse  Stock Split will constitute a reorganization within the meaning of
Section 368(a)(1)(E) of the Internal Revenue Code or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.


THE DISCUSSION SET FORTH ABOVE RELATES TO THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

2.     INCREASE  IN  NUMBER  OF  AUTHORIZED  SHARES  OF  CAPITAL  STOCK

On March 15, 2002, our Board of Directors approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of capital stock from 51,000,000 shares to 105,000,000 shares, of which 100,000,000 shares shall be Common Stock, par value $.001 per share, and 5,000,000 shares shall be Preferred Stock, par value $.001 per share (the "Stock Increase"). The Majority Stockholders approved the Stock Increase on April 23, 2002 by written consent. The approval by our Board of Directors and by the Majority Stockholders is adequate under Delaware law to effect the Stock Increase. The Stock Increase will become effective upon the filing of the amendment to our Certificate of Incorporation with the Delaware Department of State. The Corporate Action approving the amendment to our Certificate of Incorporation for the Stock Increase will not become effective until 20 days after we have mailed this Information Statement to our stockholders. We intend to file the amendment promptly following the expiration of this 20-day period. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from the Stock Increase.

The Board believes that the Stock Increase is desirable in order to provide the Company with a greater degree of flexibility to issue shares of Common Stock, without the expense and delay of a special stockholders' meeting, in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

Authorized but unissued shares of Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders,

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except  as  otherwise  required  by  applicable  law or stock exchange policies.

The Stock Increase will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

The Stock Increase with respect to the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt.


3.     ACQUISITION  OF  ELITEJET,  INC.

On April 25, 2002 our Board of Directors and Majority Stockholders approved the acquisition of all of the issued and outstanding capital stock of EliteJet, Inc., a Nevada corporation ("EliteJet"), by written consent (the "EliteJet Acquisition"). On April 27, 2002, our Board of Directors and Majority Stockholders approved an amendment to the terms of the EliteJet Acquisition (the "Amended EliteJet Acquisition") by written consent. The approval by our Board of Directors and by the Majority Stockholders is adequate under Delaware law to effect both the EliteJet Acquisition and the Amended EliteJet Acquisition. The Corporate Actions approving the EliteJet Acquisition and the Amended EliteJet Acquisition will not become effective until 20 days after we have mailed this Information Statement to our stockholders. A copy of the amended agreement is attached to this Information Statement. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from either the EliteJet Acquisition or the Amended EliteJet Acquisition.

In connection with the EliteJet Acquisition, we have agreed to acquire all of the issued and outstanding capital stock of EliteJet in exchange for the issuance of 7,000,000 shares of Common Stock to Scott Walker, the sole stockholder of EliteJet. The transaction and the contemplated issuance of Common Stock to Mr. Walker will be effectuated pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933. The transaction was made without the use of any general solicitation or general advertising. Mr. Walker had access to all information he required concerning the Company and had the opportunity to ask questions and receive answers from Company representatives concerning the transaction and the Company's business. The Company and Mr. Walker were introduced to each other by business associates with preexisting business relationships with both of them. Mr. Walker was represented by counsel during the negotiations leading to the transaction and the preparation of the transaction documents. The issuance of the 7,000,000 shares of Common Stock to Mr. Walker will result in a change in control of the

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Company  and  will  dilute the value of current stockholders' existing shares of
Common Stock. The 7,000,000 shares of Common Stock issued to Mr. Walker, after the Reverse Stock Split is completed, will represent approximately ninety-two percent (92%) of the outstanding shares of Common Stock.

In connection with the Amended EliteJet Acquisition, the acquisition agreement pursuant to which we agreed to acquire EliteJet was amended to clarify that the shares of Common Stock to be issued to the EliteJet stockholder represent shares of Common Stock after taking into account the contemplated change in the Company's capitalization pursuant to the 1 for 60 reverse stock split of the Common Stock approved by the Board of Directors of the Company on March 15, 2002 and the Majority Stockholders by written consent on April 23, 2002 and described in the Section of this Information Statement entitled "Reverse Stock Split."

EliteJet was incorporated on November 16, 1999. EliteJet is in the business of owning, managing, operating and chartering aircraft in connection with providing private and corporate aviation services to individuals and businesses through its fractional share aircraft ownership program.

EliteJet's fractional ownership program permits customers to acquire a specific percentage of a limited liability company which entitles them to utilize
EliteJet aircraft for a specified number of flight hours per annum. In addition, EliteJet provides management, ground support and flight operation services to customers after the sale. EliteJet's revenues derive from the management and usage fees charged to clients in connection with flight operations.

Mr. Walker is the founder and sole shareholder of EliteJet. Mr. Walker was issued his common stock in EliteJet in a private transaction that was exempt from registration under Section 4(2) of the Securities Act of 1933. This transaction was made without any general solicitation or general advertising. This transaction involved the initial issuance of stock to the founder of EliteJet. EliteJet did not make any private placements of its equity securities other than the transaction with Mr. Walker.

See  below  for  EliteJet's financial statements for the year ended December 31,
2001 and the six months ended June 30, 2002 and management's discussion and analysis of financial condition and results of operations for these periods.

4.      CORPORATE  NAME  CHANGE

On April 25, 2002, our Board of Directors approved an amendment to our Certificate of Incorporation to change our name to EliteJet Holdings, Inc. The Majority Stockholders approved the name change on April 23, 2002 by written consent. The approval by our Board of Directors and by the Majority Stockholders is adequate under Delaware law to effect the name change. The name change will become effective upon the filing of the amendment to our Certificate of Incorporation with the Delaware Department of State. The Corporate Action approving the amendment to our Certificate of Incorporation for the name change will not become effective until 20 days after we have mailed this Information Statement to our stockholders. We intend to file the amendment promptly following the expiration of this 20-day period. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this

Information Statement. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from the name change.

We believe that it is in the best interest of the Company and our stockholders to continue our operations under a new name. We recently acquired EliteJet, Inc., a Nevada corporation engaged in the business of owning, managing, operating and chartering aircraft in connection with providing private and corporate aviation services to individuals and businesses. At this time, our operations consist solely of the operations of EliteJet, Inc. Our board believes that the Company would benefit from a name that reflects our current business. See the section above entitled "ACQUISITION OF ELITEJET, INC." for further details on this acquisition.

Upon the filing of the Certificate of Amendment, Common Stock certificates that previously represented stock of the Company in the name of Return Assured Incorporated shall be deemed to represent shares of EliteJet Holdings, Inc. without any further action by the Common Stockholders of the Company or any other party. Notwithstanding the foregoing, it is requested that stockholders exchange their existing certificates for certificates bearing the name EliteJet Holdings, Inc. In connection with the name change, we will obtain a new trading symbol and CUSIP number.



                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

A. The following table sets forth information regarding the beneficial ownership of our Common Stock as of May 24, 2002. The information in this table provides the ownership information for:

     - each person known by us to be the beneficial owner of more that 5% of our Common Stock,

     -     each  of  our  directors,

     -     each  of  our  executive  officers,  and

     -     our  executive  officers  and  directors  as  a  group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

                                                                                     Amount of
                                                                                     Beneficial        Percentage
Name and Address of Beneficial Owner             Position                            Ownership         Owned
------------------------------------             --------                            ---------           -----
Scott Walker                                     Director, Chairman of the                    0               0%
c/o Return Assured Incorporated                  Board, and President
5962 La Place Court, Suite 230
Carlsbad, CA 92008

Matthew Sebal                                    Director and Secretary              14,300,000           39.90%
c/o Return Assured Incorporated
5962 La Place Court, Suite 230
Carlsbad, CA 92008

David Rector                                     Director                                      0               0%
c/o Return Assured Incorporated
5962 La Place Court, Suite 230
Carlsbad, CA 92008

Todd Cusolle                                     Director                               900,000             .97%
c/o Return Assured Incorporated
5962 La Place Court, Suite 230
Carlsbad, CA 92008

All officers and directors as a group                                                15,200,000           40.87%

We have contacted stock brokerage firms holding shares of our Common Stock in "street name" to determine whether there are additional substantial holders of our Common Stock.

B. The following table sets forth information regarding the beneficial ownership of our Common Stock after the Reverse Stock Split and the acquisition of EliteJet, Inc. have been completed. The information in this table provides the ownership information for:

     - each person known by us to be the beneficial owner of more that 5% of our Common Stock,

     -     each  of  our  directors,

     -     each  of  our  executive  officers,  and

     -     our  executive  officers  and  directors  as  a  group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

                                                                                     Amount of
                                                                                    Beneficial        Percentage
Name and Address of Beneficial Owner             Position                            Ownership         Owned
------------------------------------             --------                            ---------           -----
Scott  Walker                                    Director,  Chairman  of             7,000,000         92.14%
c/o  Return  Assured  Incorporated               the  Board,  and  President
5962  La  Place  Court,  Suite  230
Carlsbad,  CA  92008

Matthew  Sebal                                   Director  and  Secretary              238,333          3.14%
c/o  Return  Assured  Incorporated
5962  La  Place  Court,  Suite  230
Carlsbad,  CA  92008

David  Rector                                    Director                                    0          0%
c/o  Return  Assured  Incorporated


5962  La  Place  Court,  Suite  230
Carlsbad,  CA  92008

Todd  Cusolle                                    Director                               15,000           .2%
c/o  Return  Assured  Incorporated
5962  La  Place  Court,  Suite  230
Carlsbad,  CA  92008

All  officers  and  directors  as  a  group                                          7,253,333         95.48%


                     [Letterhead of Rogoff & Company, P.C.]



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors and Stockholders of ELITEJET, INC. AND SUBSIDIARY

We have audited the accompanying consolidated balance sheet of EliteJet, Inc. (a Nevada corporation) and Subsidiary as of December 31, 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of EliteJet, Inc. and Subsidiary as of December 31, 2001, and the consolidated results of their operations and their cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.


                    /s/  Rogoff  &  Company,  P.C.



NEW  YORK,  NEW  YORK
JULY  10,  2002

                                                                       Page F-1

                          ELITEJET, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS


                                                                       DECEMBER  31,
                                                                       2001
                                                                      ------------
                                  ASSETS

Current assets:
---------------
  Cash                                                                 $   341,899
  Accounts receivable                                                      220,053
  Prepaid expenses                                                           2,194
                                                                       ------------
    TOTAL CURRENT ASSETS                                                   564,146

Other assets:
-------------
  Fixed assets                                                           2,562,211
                                                                       ------------
     TOTAL OTHER ASSETS                                                  2,562,211
                                                                       ------------

     TOTAL ASSETS                                                       $ 3,126,357
                                                                       ============

                                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
--------------------
  Accounts payable and accrued expenses                                     243,893
  Current portion of long-term debt                                         242,967
  Customer deposits                                                          50,000
                                                                       ------------
    TOTAL CURRENT LIABILITIES                                                536,860
                                                                       ------------

Other liabilities:
------------------
  Long-term debt, net of current portion                                  2,151,155
  Commitments and contingencies                                                 ---
                                                                       ------------
    TOTAL OTHER LIABILITIES                                               2,151,155
                                                                       ------------
    TOTAL LIABILITIES                                                     2,688,015
                                                                       ------------

Minority interest in equity of subsidiary                                   299,258

Stockholders' equity:
---------------------
  Common stock, $1.00 par value, 25,000 shares
    authorized, 500 shares issued and outstanding                               500
  Additional paid-in capital                                              2,114,382
  Retained earning (deficit)                                             (1,975,798)
                                                                       ------------
    TOTAL STOCKHOLDERS' EQUITY                                              139,084
                                                                       ------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY. . . . . . . . . . .  $    3,126,357
                                                                     ===============


                        SEE NOTES TO FINANCIAL STATEMENTS


                                                                       Page F-2

                          ELITEJET, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 YEAR              YEAR
                                                 ENDED             ENDED
                                                 DECEMBER  31,     DECEMBER  31,
                                                 2001              2000
                                                 ------------      ------------


Operating  income:
------------------

  Revenue                                        $  1,328,980      $       ---
  Cost  of  revenue                                   901,688            87,048
                                                 ------------      ------------

     MARGIN                                           427,292           (87,048)

Operating  expenses:
--------------------

  Selling  expenses                                    78,851           110,647
  General  and  administrative  expenses              258,791           174,236
  Depreciation  expense                               785,232           581,261
                                                 ------------      ------------

    TOTAL  OPERATING  EXPENSES                      1,122,874           866,144

      INCOME  (LOSS)  FROM  OPERATIONS               (695,582)         (953,192)

Other  income  and  (expenses):
-------------------------------

  Interest  income                                       ---              3,368
  Other  income  and  (expenses)                     (176,172)         (154,512)
                                                 ------------      ------------

    TOTAL  OTHER  INCOME  AND  (EXPENSES)            (176,172)         (151,144)
                                                 ------------      ------------

      LOSS  BEFORE MINORITY INTEREST               $ (871,754)     $ (1,104,336)

Minority  Interest  in  Loss  of  Subsidiary              292              ---
--------------------------------------------     ------------      ------------


        NET  INCOME  (LOSS)                      $   (871,462)    $  (1,104,336)
                                                     =========       ===========

WEIGHTED  AVERAGE  SHARES  OUTSTANDING                    500               500
                                                          ===               ===

EARNINGS  (LOSS)  PER  SHARE                   $    (1,742.92)       $(2,208.67)
                                                    ==========        ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                       Page F-3


                              ELITEJET, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                          YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                    ADDITIONAL RETAINED
                                NUMBER     COMMON   PAID-IN     EARNINGS
                                OF SHARES  STOCK    CAPITAL    (DEFICIT)       TOTAL
                                ---------  ------  ----------  -------------  -----------
BALANCE, JANUARY 1, 2000              ---  $  ---  $      ---  $        ---   $       ---

Net proceeds from the issuance
 of common stock-Founder              500     500   2,114,382           ---     2,114,882

Net income (loss) for the year
 ended December 31, 2000              ---     ---         ---    (1,104,336)   (1,104,336)
                                ---------  ------  ----------  -------------  -----------

BALANCE, DECEMBER
 31, 2000. . . . . . . . . . .        500  $  500  $2,114,382   ($1,104,336)  $ 1,010,546


Net income (loss) for the year
 ended December 31, 2001              ---     ---         ---      (871,462)     (871,462)
                                ---------  ------  ----------  -------------  -----------

BALANCE, DECEMBER
 31, 2001. . . . . . . . . . .        500  $  500  $2,114,382   ($1,975,798)  $   139,084
                                =========  ======  ==========  =============  ===========






                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                       Page F-4

                           ELITEJET, INC. AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       YEAR           YEAR
                                                       ENDED          ENDED
                                                       DECEMBER  31,  DECEMBER  31,

                                                       2001           2000
CASH FLOWS FROM:

OPERATING ACTIVITIES:
---------------------
  NET INCOME (LOSS) . . . . . . . . . . . . . . . .  $   (871,462)   $ (1,104,336)

  Non-cash transaction -
    Professional services                                   25,000            ---

Adjustments to reconcile net (loss) to net cash provided by (used in) operating activities:

Depreciation. . . . . . . . . . . . . . . . . . . .        785,232        581,261
Minority interest                                             (292)           ---

Change in:
  Accounts receivable                                     (220,053)           ---
  Prepaid expenses. . . . . . . . . . . . . . . . .          7,500         (9,694)
  Accounts payable and
      accrued expenses. . . . . . . . . . . . . . .        231,743         12,152
  Customer deposits                                         50,000            ---
                                                     --------------  -------------
  NET CASH PROVIDED BY (USED IN)
 OPERATING ACTIVITIES . . . . . . . . . . . . . . .          7,668       (520,617)
                                                     --------------  -------------

FINANCING ACTIVITIES:
---------------------------------------------------
  Issuance of common stock                                     ---      2,114,882
  Sale of LLC Units                                        274,550            ---
  Aircraft acquisition loan                                    ---      2,449,073
  Repayment of long-term debt . . . . . . . . . . .        (24,366)       (30,586)
                                                     --------------  -------------

NET CASH PROVIDED BY
             FINANCING ACTIVITIES . . . . . . . . .  $     250,184   $  4,533,369
                                                     --------------  -------------


                                  (CONTINUED)

                                                                       Page F-5

                           ELITEJET, INC. AND SUBSIDIARY

                  CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                       YEAR           YEAR
                                                       ENDED          ENDED
                                                       DECEMBER  31,  DECEMBER  31,

                                                       2001           2000
CASH FLOWS FROM:

INVESTING ACTIVITIES:
---------------------
  Acquisition of property, plant
              and equipment . . . . . . . . . . . .       ($54,188)  $ (3,874,517)
                                                     --------------  -------------


  NET CASH (USED IN)
             INVESTING ACTIVITIES . . . . . . . . .        (54,188)    (3,874,517)
                                                     --------------  -------------

NET INCREASE IN CASH AND
 CASH EQUIVALENTS . . . . . . . . . . . . . . . . .        203,664        138,235

CASH AND CASH EQUIVALENTS
 AT BEGINNING OF PERIOD                              $     138,235            ---
                                                     --------------  -------------

CASH AND CASH EQUIVALENTS
 AT END OF PERIOD . . . . . . . . . . . . . . . . .  $     341,899   $    138,235
                                                     ==============  =============



SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

 Cash paid during the year for:
---------------------------------------------------
   Interest . . . . . . . . . . . . . . . . . . . .  $     176,238   $    151,143
                                                     ==============  =============
   Income taxes                                      $         ---   $        ---
                                                     ==============  =============

  Non-cash transactions:
---------------------------------------------------
      Consulting services for LLC Units              $      25,000   $        ---
                                                     ==============  =============


SEE NOTES TO FINANCIAL STATEMENTS



                                                                       Page F-6

                          ELITEJET, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000

NOTE  1:  ORGANIZATION  AND  BUSINESS

ELITEJET, INC. (the "Parent") was organized on November 16, 1999, pursuant to the corporation laws of the State of Nevada as EXEC JET, INC. On September 28, 2001, the Parent amended its Articles of Incorporation and Corporate Charter to change its name to EliteJet, Inc. On May 16, 2001, the Parent was qualified and authorized to transact intrastate business in the State of California. The Company was formed to acquire, own and operate jet air transportation. Its current operations are to provide certain management services to Elite Jet Partners, LLC. The company provides charter services throughout North America and the Caribbean.

ELITE JET PARTNERS, LLC (the "Subsidiary") was organized on May 2, 2001, pursuant to the Beverly-Lillea Limited Liability Company Act of the State of California as EXECJET PARTNERS, LLC. On July 25, 2001, the Company amended its Articles of Organization to change its name to Elite Jet Partners, LLC. The Company was formed to acquire, own and provide jet air transportation for the cooperative use of its members.

 The Company's ability to remain operational is dependent upon its ability to raise additional funds and have positive cash flows from operations. The Company's future capital requirements will depend on numerous factors including, but not limited to, continued progress in its selling capabilities and implementing its marketing strategies. The Company plans to engage in such ongoing financing efforts on a continuing basis.


NOTE  2:  BASIS  OF  PRESENTATION

The consolidated financial statements include the accounts of the Parent, EliteJet, Inc., and its majority-owned Subsidiary, Elite Jet Partners, LLC (collectively referred to herein as the "Company", from their respective dates of incorporation/organization). All significant inter-company transactions and account balances have been eliminated in consolidation.







                                                                       Page F-7

                          ELITEJET, INC. AND SUBSIDIARY

                           DECEMBER 31, 2001 AND 2000

NOTE  3:  PRIVATE  PLACEMENT  OFFERING

During the year ended December 31, 2001, the Managing Member of the Subsidiary passed a resolution authorizing the management to initiate steps to make a private placement of the Subsidiary's Member Interests or "Units" in order to raise capital. The Subsidiary initiated an offering of securities under an exemption pursuant to Rule 506 of Regulation D, "Rules Governing the Limited Offer and Sale of Securities Without Registration Under the Securities Act of 1933 (as amended)" (the "Offering"). The Offering includes the sale of up to six hundred (600) Units, including rights in the Subsidiary consisting of the Member's Economic Interest, any right to vote or participate in management, and any right to information concerning the business and affairs of the Subsidiary, at the offering price of $25,000.00 per Unit, for an aggregate of $15,000,000.00 on a best efforts, twelve (12) Unit minimum investment basis.

The Offering was commenced on August 31, 2001, with the first and only sale to date of twelve (12) Units of the Subsidiary that raised an aggregate of $300,000. Offering costs of $31,732, for legal fees, registration fees, printing fees and other related expenses, were charged to the proceeds of the offering.


NOTE  4:  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Cash  and  cash  equivalents
----------------------------

The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents.

Accounts  receivable
--------------------

Accounts receivable is stated at its gross amount. No allowance for doubtful accounts has been provided for. Based upon its past history, the Company has not experienced bad debt and does not expect to. The Company evaluates accounts receivable as part of its determination of profit and loss.

In addition the Balance Sheet includes the value attributed to the minority interest of the subsidiary. As a result of operations, the minority interest of the subsidiary has been charged with their share of the subsidiary's loss.

                                                                       Page F-8

                          ELITEJET, INC. AND SUBSIDIARY

                           DECEMBER 31, 2001 AND 2000


NOTE  4:  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Fixed  assets
-------------

The Company's policy is to capitalize the cost of the acquisition and significant improvements to its aircraft, as well as significant furniture and fixtures, equipment and leasehold improvements. Purchased assets are capitalized and stated at cost. Normal repairs and maintenance are expensed as incurred. Expenditures, such as improvements, which materially increase values, change capacities or extend useful lives are capitalized. Furniture, fixtures and equipment are depreciated using the straight-line method over the estimated useful lives of the assets for financial statement reporting purposes. For federal income tax purposes, depreciation is provided for under the guidelines in the Internal Revenue Code. Gains or losses on disposals of fixed assets are recorded as current activities. The Company assesses at least annually the recovery of its long-lived and intangible assets. If an impairment exists, the carrying amount of the related asset is reduced to fair value. The estimated useful lives of fixed assets are as follows:

             Aircraft                      5  years
             Computer  equipment           5  years
             Furniture  &  fixtures        7  years

Organization  costs
-------------------

Organization costs incurred in conjunction with the formation of the Company have been expensed to operations.

Year-end
--------

The Company has adopted a year-end of December 31 for financial statement and income tax reporting purposes.

Revenue  Recognition
--------------------

The company recognizes revenue from the rental of its aircraft. Revenue is recorded at the time the services are rendered.


                                                                       Page F-9

                          ELITEJET, INC. AND SUBSIDIARY

                           DECEMBER 31, 2001 AND 2000


NOTE  4:  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Major  customers
----------------

The Company has a concentration risk as defined by American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 94-6,
Disclosure of Certain Risks and Uncertainties in that the Company conducts virtually all of its business with a relatively small number of customers, the loss of any of which may have a materially negative effect on the Company's financial position and/or results of operations. During the year ended December 31,2001 two customers accounted for approximately 28% and 26% respectively of company revenues.

Income  taxes
-------------

The Company reports income (loss) for income tax reporting purposes on a calendar year basis. The results of operations for the years ended December 31, 2001 and 2000 do not contain a substantial provision for income taxes because of the Company's S Corporation election under the Internal Revenue Code, which was involuntarily terminated on April 26, 2002 upon a business combination. Income taxes on earnings of the Company are payable by the Stockholder individually under the Internal Revenue Code and, accordingly, are not reflected in the historical financial statements. State income taxes were immaterial.

Earnings  (loss)  per  share
----------------------------

Earnings (loss) per share has been computed by dividing the net (loss) by the weighted average number of common stock outstanding.

Estimates
---------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.







                                                                       Page F-10

                          ELITEJET, INC. AND SUBSIDIARY

                           DECEMBER 31, 2001 AND 2000


NOTE  5:  FIXED  ASSETS

Fixed assets includes aircraft and improvements, furniture, fixtures and computer equipment at December 31, 2001 and consists of the following:

  Aircraft  and  improvements                         $  3,923,642
  Furniture  and  fixtures                                   1,671
  Computer  equipment                                        3,391
                                                   ---------------

     TOTAL  FIXED  ASSETS                                3,928,704

  Accumulated  depreciation  and  amortization          (1,366,493)
                                                      ------------

     TOTAL  FIXED  ASSETS,  NET                       $  2,562,211
                                                         =========


NOTE  6:  NOTE  PAYABLE

The Company has a note payable outstanding at December 31, 2001, in the amount of $2,394,122, for the acquisition and upgrade of an aircraft. The note bears interest at the rate of two-and-a-quarter percent (2.25%) above the Governing Rate ("The Wall Street Journal One Year Treasury Bill Rate" 2.22% at December 31, 2001), is due May 1, 2010, and is payable in monthly principal installments of $23,975.




                                                                       Page F-11

                          ELITEJET, INC. AND SUBSIDIARY

                           DECEMBER 31, 2001 AND 2000


NOTE  6:  NOTE  PAYABLE  (CONTINUED)

FUTURE PRINCIPAL PAYMENTS OF LONG-TERM DEBT - The future principal payments for long-term debt as of December 31, 2001 are as follows:

                                                          DECEMBER  31,
                                                          2001
                                                          --------------


          2002                                            $   242,967
          2003                                                242,967
          2004                                                242,967
          2005                                                242,967
          2006                                                242,967
          2007  and  thereafter                             1,179,287
                                                          -----------

     TOTAL  FUTURE  MINIMUM  PRINCIPAL  PAYMENTS          $  2,394,122
                                                             =========


NOTE  7:  REAL  ESTATE  LEASE

The Company leases its executive offices and operating facilities under a non-cancelable agreement accounted for as an operating lease that expires on January 31, 2003. The terms of the agreement require the Company to make minimum fixed rental payments plus pay amounts as additional rent for 3.85% of the Landlord's share of real estate taxes, water charges, sewer rent, sprinkler charges vault taxes and assessments apportioned on a pro rata basis.

Minimum  lease  payments  for  the  years  ended  December  31
                                      2002      $  32,538
                                      2003          2,958






                                                                       Page F-12

                          ELITEJET, INC. AND SUBSIDIARY

                           DECEMBER 31, 2001 AND 2000


NOTE  8:  OPERATING  LEASE

On November 19, 2001 the Company entered into an agreement accounted for as an operating lease for a Dassault 10 aircraft. Minimum monthly payments are $10,938. Additional lease payments may be due under certain conditions pursuant to the agreement.

Schedule  of  future  lease  payments  at  December  31,  2001  are  as follows:

                                                      DECEMBER  31,
                                                      2001
                                                      --------------


          2002                                         $   131,250
          2003                                             131,250
          2004                                             131,250
          2005                                             131,250
          2006                                             131,250
          2007  and  thereafter                          1,301,563
                                                         ---------

     TOTAL  FUTURE  MINIMUM  LEASE  PAYMENTS          $  1,957,813
                                                         =========


NOTE  9:  ISSUANCE  OF  UNITS

On May 2, 2001 the Subsidiary issued 1 LLC Unit to Bruce Jenner in exchange for marketing and promotion services. The transaction has been valued at the offering price of $25,000 per Unit for financial statement reporting purposes at December 31, 2001 since this was more readily determinable than the value of the services. Accordingly, the Company charged $25,000 to operations (general and administrative expenses).


NOTE  10:  RELATED  PARTY  TRANSACTIONS

Issuance  of  Units
-------------------

On May 2, 2001, the Subsidiary issued 612 LLC Units to its managing member, EliteJet, Inc., the Parent, a Nevada corporation authorized to do business in the State of California in exchange for cash payments of the Company's costs, including legal and filing fees for the establishment of the Subsidiary and the preparation of the Private Placement Offering.

                                                                       Page F-13

                          ELITEJET, INC. AND SUBSIDIARY

                           DECEMBER 31, 2001 AND 2000


NOTE  10:  RELATED  PARTY  TRANSACTIONS  (CONTINUED)

Loan  to  Managing  Member
--------------------------

The Subsidiary has made an advance to its managing member, EliteJet, Inc., the Parent. The advance, which is non-interest bearing, amounted to $300,000 at December 31, 2001. The proceeds were utilized to upgrade and refurbish the managing member's aircraft.

Real  estate  leases
--------------------

The Subsidiary occupies space at the office of its managing member, EliteJet, Inc., the Parent, located at 5962 La Place Court, Carlsbad, California 92008 on a month-to-month basis, at no charge, pursuant to an informal verbal agreement. This lease is accounted for as an operating lease.


NOTE  11:  SUBSEQUENT  EVENTS

On April 26, 2002 the Company entered into a transaction whereby the Shareholders exchanged all of their common stock for 7,000,000 shares of common stock of Return Assured Incorporated.


NOTE  12:  RECENT  ACCOUNTING  PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board issued Statement No. 141, Business Combinations and Statement No. 142, Goodwill and Other Intangible Assets. These statements become effective to the Company on July 1, 2001 for Statement No. 141 and August 1, 2002 for Statement No. 142. The Company has not completed any business combinations as of December 31, 2001 and management cannot currently assess what effect the future adoption of these pronouncements will have on the Company's financial statements.

In June 15, 2001, the Financial Accounting Standards Board also issued Statement No. 143 Accounting For Asset Retirement Obligations and in August 15, 2001, Statement No. 144 Accounting For Impairment and Disposal of Long Lived Assets.



                                                                       Page F-14

                          ELITEJET, INC. AND SUBSIDIARY

                           DECEMBER 31, 2001 AND 2000


NOTE  12:  RECENT  ACCOUNTING  PRONOUNCEMENTS  (CONTINUED)

Statement No. 143 will change the accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs in four significant ways. First, Statement 143 requires that the amount initially recognized for an asset retirement obligation be measured at fair market value and not under the current practice of using a cost-accumulation measurement approach. Second, Statement 143 requires that the retirement obligation liability is discounted and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized.

Prior practice did not require discounting of the retirement obligation liability and therefore no accretion was recorded in periods subsequent to the initial recognition period. Third, under prior practice, dismantlement and restoration costs were taken into account in determining amortization and depreciation rates and often the recognized asset retirement obligation was recorded as a contra-asset. Under Statement 143, recognized asset retirement obligations are recognized as a liability. Fourth, under prior practice, the asset retirement obligation was recognized over that useful life of the related asset and under Statement 143 the obligation is recognized over that useful life of the related asset and under Statement 143 the obligation is recognized when the liability is incurred. The effective date for Statement No. 143 is for fiscal years beginning after June 15, 2002.

Statement No. 144, changes the accounting for long lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability-weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and establishing a "primary-asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Statement No. 144 changes the accounting for long-lived assets to be disposed of other than the sale by requiring that the depreciable life of a long lived asset to be abandoned, be revised to reflect a shortened useful life and by requiring that an impairment loss be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. Statement No. 144 changes the accounting for long lived assets to be disposed of by sale by requiring that discontinued operations no longer be measured on a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished, operationally, and for financial reporting purposes, from the rest of the entity. The effective date for Statement No. 144 is for fiscal years beginning after December 15, 2001.

                                                                       Page F-15

                          ELITEJET, INC. AND SUBSIDIARY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONCLUDED)
                           DECEMBER 31, 2001 AND 2000


NOTE  12:  RECENT  ACCOUNTING  PRONOUNCEMENTS  (CONTINUED)

The Company expects that the adoption of the new statements will not have a significant impact on its financial statements. It is not possible to quantify the impact until the newly issued statements have been studied.




                                                                       Page F-16

                     FINANCIAL  STATEMENTS

     Independent  Accountant's  Report .................................... G-2

     Consolidated Balance Sheet as of June 30, 2002 and December 31, 2001 ..G-3

     Consolidated Statements  of Operations for the three months ended June 30, 2002 and  June 30, 2001 and for the
       six months ended June 30, 2002 and June 30, 2001 ....................G-4

     Consolidated Statements of Cash Flows for the six months ended
       June 30, 2002 and June  30,  2001 ...................................G-5

     Notes  to  Consolidated  Financial  Statements .................G-6 to G-8



                                                                       Page G-1

INDEPENDENT  ACCOUNTANT'S  REPORT


To the Board of Directors and Shareholders of EliteJet Holdings, Inc. and Subsidiaries,

The accompanying consolidated financial statements have been prepared giving effect to the acquisition of Return Assured Incorporated and Subsidiaries by EliteJet Inc., an increase in the number of authorized shares, a 1 for 60 reverse stock split, and the change of the name of Return Assured Incorporated to EliteJet Holdings, Inc. These transactions are described in Note 1 to the consolidated financial statements.

We have reviewed the accompanying consolidated balance sheet of EliteJet Holdings, Inc.and Subsidiaries as of June 30, 2002, and the related consolidated statements of operations, and cash flows for the six-month periods ended June 30, 2002 and 2001, and the related consolidated statements of operations for the three-month periods then ended. These financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements reported upon, the Company has sustained recurring net operating losses and has a shareholders' deficit. In addition, the holders of the preferred stock currently have the right to redeem their shares for cash in an amount which exceeds currently available funds. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.

The information set forth in the accompanying consolidated balance sheet has been derived from the financial statements of EliteJet, Inc. and subsidiary as of December 31, 2001, which were audited by other auditors whose report, dated July 10, 2002, expressed an unqualified opinion on those statements.


GOLDSTEIN  GOLUB  KESSLER  LLP
New  York,  New  York

July  22,  2002


                                                                       Page G-2


                                                                   ELITEJET HOLDINGS, INC. AND SUBSIDIARIES
                                                      (SEE NOTE 1 TO THE CONSOLIDATED FINANCIAL STATEMENTS)

                                                                                 CONSOLIDATED BALANCE SHEET


                                                                                     JUNE 30    DECEMBER 31
                                                                                        2002           2001
                                                                                  (UNAUDITED)     (AUDITED)


ASSETS

Current Assets:
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    49,060   $   341,899
Cash in escrow. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,791,752
Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      179,481       220,053
Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . .        1,883         2,194
-------------------------------------------------------------------------------  ------------  ------------

TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,022,176       564,146

Property and Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,575,981     2,562,211
Other Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,960
-------------------------------------------------------------------------------  ------------  ------------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 5,610,117   $ 3,126,357
===============================================================================  ============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable and accrued liabilities. . . . . . . . . . . . . . . . . . . .  $ 1,756,008   $   243,893
Current portion of long term debt . . . . . . . . . . . . . . . . . . . . . . .       96,781       242,967
Customer deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     50,000
Due to shareholder. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       98,198       105,798
Secured convertible note. . . . . . . . . . . . . . . . . . . . . . . . . . . .      350,000
-------------------------------------------------------------------------------  ------------  ------------
TOTAL CURRENT LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,300,987       642,658

Long Term Debt, net of current portion. . . . . . . . . . . . . . . . . . . . .    2,236,598     2,045,357
-------------------------------------------------------------------------------  ------------  ------------
TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,537,585     2,688,015
-------------------------------------------------------------------------------  ------------  ------------

Commitments and Contingencies

Minority interest in equity of subsidiary . . . . . . . . . . . . . . . . . . .      255,000       299,258
-------------------------------------------------------------------------------  ------------  ------------

Redeemable Preferred Stock, 5,000,000 authorized, 6,000 designated as series A,
  $1,000 stated value; issued 5,000 shares, and outstanding 3,829 shares;
   no liquidation preference. . . . . . . . . . . . . . . . . . . . . . . . . .    3,828,873
-------------------------------------------------------------------------------  ------------  ------------

Shareholders' Equity (Deficit):
Common stock - $.001 par value; authorized 100,000,000, issued
  and outstanding 7,697,234  and 7,000,000 shares, respectively.                       7,697         7,000
Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . .     (123,333)    2,107,882
Accumulated deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (2,895,705)   (1,975,798)
-------------------------------------------------------------------------------  ------------  ------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT). . . . .. . .        . . . . . . . . . . .   (3,011,341)      139,084
-------------------------------------------------------------------------------  ------------  ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT) . . . .  . . . . . . . . .  $ 5,610,117   $ 3,126,357
===============================================================================  ============  ============




                                                                       Page G-3

                                                         ELITEJET HOLDINGS, INC. AND SUBSIDIARIES
                                                        (SEE NOTE 1 TO THE CONSOLIDATED FINANCIAL
                                                                                      STATEMENTS)

                                                             CONSOLIDATED STATEMENT OF OPERATIONS


                                                                    UNAUDITED
                                               ---------------------------------------------------
                                                    THREE-MONTH               SIX-MONTH
                                                    PERIOD ENDED              PERIOD ENDED
                                               ------------------------  -------------------------
                                               JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                               2002         2001         2002         2001

Charter revenue. .. . . . . . . . . . . . . .  $  877,349   $  132,990   $1,324,316   $  132,990

Cost of revenue . . . . . . . . . . . . . . .     461,266       99,548    1,128,663      169,413
---------------------------------------------  ----------   ----------   ----------   ----------


Margin. . . . . . . . . . . . . . . . . . . .     416,083       33,442      195,653      (36,423)

Selling, General and administrative expenses.     625,403      537,484    1,007,959      782,830
---------------------------------------------  ----------   ----------   ----------   ----------

Loss from operations. . . . . . . . . . . . .    (209,320)    (504,042)    (812,306)    (819,253)

Other expense:
     Interest expense . . . . . . . . . . . .      56,567       48,962      100,831       91,492
---------------------------------------------  ----------   ----------   ----------   ----------


Net loss before minority interest . . . . . .    (265,887)    (553,004)    (913,137)    (910,745)

Minority interest in loss of subsidiary . . .           -            -           49            -
---------------------------------------------  ----------   ----------   ----------   ----------

Net Loss. . . . . . . . . . . . . . . . . . .    (265,887)    (553,004)    (913,088)    (910,745)

Dividends on preferred stock. . . . . . . . .       6,819            -        6,819            -
---------------------------------------------  ----------   ----------   ----------   ----------

Net loss attributable to common shareholders.  $ (272,706)  $ (553,004)  $ (919,907)  $ (910,745)
=============================================  ===========  ===========  ===========  ===========

Net loss per share - basic and diluted. . . .  $    (0.04)  $    (0.08)  $    (0.12)  $    (0.13)
=============================================  ===========  ===========  ===========  ===========
Weighted-average number of shares outstanding   7,597,234    7,000,000    7,472,406    7,000,000
=============================================  ===========  ===========  ===========  ===========




                                                                       Page G-4


                                                        ELITEJET HOLDINGS, INC. AND SUBSIDIARIES
                                           (SEE NOTE 1 TO THE CONSOLIDATED FINANCIAL STATEMENTS)

                                                            CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                             UNAUDITED
                                                                         -----------------
                                         SIX-MONTH PERIOD ENDED JUNE 30, 2002         2001

Operating activities:
Net loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ (913,088)  $(910,745)
Items not involving cash:
Minority interest . . . . . . . . . . . . . . . . . . . . . . . . . . .          49
Depreciation and amortization . . . . . . . . . . . . . . . . . . . . .     414,136     677,915
Legal services rendered in exchange for shares. . . . . . . . . . . . .       1,000
Non cash interest expense . . . . . . . . . . . . . . . . . . . . . . .      18,164
(Increase) decrease in operating assets:
Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . .      40,572     (60,229)
    Prepaid expenses and other current assets . . . . . . . . . . . . .         311
    Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . .      (8,874)          -
Increase (decrease) in operating liabilities:
    Accounts payable and accrued liabilities. . . . . . . . . . . . . .     244,506      31,319
    Customer deposits . . . . . . . . . . . . . . . . . . . . . . . . .     (50,000)
-----------------------------------------------------------------------  -----------  ----------

NET CASH USED IN OPERATING ACTIVITIES . . . . . . . . . . . . . . . . .    (253,224)   (261,740)
-----------------------------------------------------------------------  -----------  ----------

Investing activities:
Acquisition of property and equipment . . . . . . . . . . . . . . . . .    (427,906)
Net cash received on merger . . . . . . . . . . . . . . . . . . . . . .   2,792,588
-----------------------------------------------------------------------  -----------

NET CASH PROVIDED BY INVESTING ACTIVITIES . . . . . . . . . . . . . . .   2,364,682
-----------------------------------------------------------------------  -----------

Financing activities:
Principal payments on long term debt. . . . . . . . . . . . . . . . . .    (493,143)    (55,235)
Repayments to shareholder . . . . . . . . . . . . . . . . . . . . . . .      (7,600)
Cash received from loans. . . .     . . . . . . . . . . . . . . . . . .     888,198     185,098
-----------------------------------------------------------------------  -----------  ----------

NET CASH PROVIDED BY FINANCING ACTIVITIES . . . . . . . . . . . . . . .     387,455     129,863
-----------------------------------------------------------------------  -----------  ----------

Increase (decrease) in cash . . . . . . . . . . . . . . . . . . . . . .   2,498,913    (131,877)

Cash at beginning of period . . . . . . . . . . . . . . . . . . . . . .     341,899     138,235
-----------------------------------------------------------------------  -----------  ----------
Cash at end of period . . . . . . . . . . . . . . . . . . . . . . . . .  $2,840,812   $   6,358
=======================================================================  ===========  ==========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for Interest. . . . . . . . . . . . . . . .  $   82,667   $  91,492
=======================================================================  ===========  ==========

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:

  Net Assets received in acquisition. . . . . . . . . . . . . . . . . .  $1,574,369
=======================================================================  ===========
  Accrual of dividends on preferred stock . . . . . . . . . . . . . . .  $    6,819
=======================================================================  ===========





                                                                       Page G-5

                    ELITEJET HOLDINGS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.  PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     EliteJet, Inc. ("EliteJet Nevada") was incorporated under the laws of the State of Nevada on November 16, 1999. The Company was formed to acquire, own, and operate jet air transportation. The company and its subsidiary, Elite Jet Partners, LLC ("Elite Jet Partners"), provide charter services throughout North America and the Caribbean.

     These financial statements have been prepared giving effect to the acquisition of Return Assured Incorporated, a Delaware Corporation
     ("Return Assured Delaware") and Subsidiaries by EliteJet Nevada, an increase in the number of authorized shares from 51,000,000 (50,000,000 common and 1,000,000 preferred) to 105,000,000 shares (100,000,000 common and 5,000,000 preferred), a 1 for 60 reverse stock split, and the change of the name of Return Assured Delaware to EliteJet Holdings, Inc. ("The Merger Transaction") The board of directors of Return Assured Delaware and its majority stockholders approved these corporate actions on April 25, 2002 and prior. The approval by Return Assured Delaware's board of directors and the majority stockholders is adequate under Delaware law to effect these corporate actions. The corporate actions will not become effective until 20 days after Return Assured Delaware has mailed an information statement to its stockholders. Stockholders of Return Assured Delaware have no right under Delaware Law or Return Assured Delaware's certificate of incorporation or bylaws to dissent these corporate actions. To date, the information statement has not been declared effective by the Securities and Exchange Commission and as such, has not been mailed to Return Assured Delaware's stockholders. However, since no further decisions by the Company need to be made regarding these corporate actions, the Company has accounted for them effective April 26, 2002.

     On April 26, 2002, EliteJet Nevada, through a reverse triangular merger, became the accounting parent and the legal subsidiary of Return Assured Delaware. Return Assured Delaware issued 7,000,000 shares of its stock to the shareholder of EliteJet Nevada in exchange for his shares of EliteJet Nevada in the Merger Transaction. On April 25, 2002, Return Assured Delaware's assets amounted to $2,795,724, liabilities amounted to $1,221,355 and Redeemable Preferred Stock amounted to $2,828,873. Return Assured Delaware's name will now be EliteJet, Inc. ("EliteJet Delaware"), a Delaware corporation. As a result, the former subsidiaries of Return Assured Delaware became wholly owned subsidiaries of EliteJet Delaware. The merger was accounted for as a capital transaction, accompanied by a recapitalization. The consolidated statements of operations and cash flows include the activity of Return Assured Delaware and its subsidiaries only since the date of the merger. The consolidated financial statements include the following companies, EliteJet Nevada, EliteJet Delaware, Elite Jet Partners, Return Assured Incorporated (a Nevada Corporation) ("Return Assured Nevada"), and Edutec Computer Education Institute, Inc. ("Edutec") (collectively, the "Company"). At the date of the merger, Return Assured Nevada and Edutec were inactive companies.

     The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying consolidated financial statements, the Company has sustained recurring net losses, and has a shareholders' deficit. In addition, the holders of the preferred stock currently have the right to redeem their shares for cash in an amount which exceeds currently available funds.


                                                                       Page G-6

     For comparability, certain 2001 amounts have been reclassified, where appropriate, to conform to the financial statement presentation used in 2002.

     The consolidated financial statements have been prepared without audit pursuant to the rules and regulations of the SEC. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed of omitted pursuant to such rules and regulations.

     The interim financial statements include all adjustments consisting only of normal recurring accruals which, in the opinion of management, are necessary to ensure that the financial statements are not misleading.

     Cash in escrow denotes cash being held by an attorney. These amounts are not considered restricted because these funds are subject to withdrawal by the Company at the Company's option.

     Amounts due to shareholder represents funds advanced to the Company from the Company's majority shareholder, who is also an officer of the Company. These amounts are non-interest bearing and have no specific repayment terms.



2.  CONTINGENCIES:

     The Company was named in a lawsuit against Internet Business International, Inc. by Michael Rose, et al, in Orange County California Superior Court. The lawsuit alleges that the Company breached a contract to pay a finder's fee on the merger transaction. It is the Company's position that no liability exists, and the Company intends to vigorously defend the suit. If the Company is unsuccessful in defending this suit, the Company could incur a loss of $750,000.

     A legal proceeding is pending against the Company and two former officers, by a former officer of a subsidiary of Return Assured Delaware. This former officer of the Company's subsidiary is claiming that he is entitled to receive shares from the Company for contributions he made in founding Return Assured Delaware. It is the Company's position that its defense has merit. The two former officers of the Company have escrowed 780,000 shares of the Company's common stock they own to secure the claim if it is successful.

     Several other lawsuits have been asserted against the Company for amounts which are not material to the Company's results of operations or financial position. The Company believes that its defense of such suits have merit. The aggregate of the amount claimed against the Company under these other lawsuits is approximately $60,000.

     Since, in the opinion of management, estimated losses under legal proceedings were not probable, no accrual is required in accordance with Statement of Financial Accounting Standards No. 5.


                                                                       Page G-7

3.  PRO FORMA INFORMATION:

     The following pro forma information assumes that the acquisition had occurred at the beginning of the periods presented:

                                Six-Months Period Ended           Three-Months Period Ended
                               ---------------------------       -------------------------
                               June  30,       June  30,         June  30,       June  30,
                                    2002            2001              2002            2001
Sales                         $ 1,324,316     $   132,990       $   877,349      $   132,990
Loss  from  continuing
 operations                    (1,362,377)     (2,932,183)         (332,224)      (1,390,256)
Loss  per  share  -  basic
 and  diluted                       (0.18)          (0.41)            (0.04)           (0.19)
Weighted  average  number
 of  shares                     7,472,406       7,140,566         7,597,234        7,145,368


4.  SECURED CONVERTIBLE NOTE:

     On April 23, 2002, the Company received $350,000 in exchange for a secured convertible note. The holder of the note is entitled to 50 hours of private flying service valued at $100,000 in lieu of interest which equates to an interest rate of approximately 29% and is being recorded as interest expense over the term of the loan. The note is due on April 23, 2003. On the due date of the loan, the holders have the option to convert the note into shares of the Company. The conversion price shall be the lesser of $3.00 or the average of the three lowest closing price of the Company's common stock for the 40 days immediately preceding the conversion date. The loan is secured by substantially all of the assets of the Company subject to the security on the long-term debt.


5.  MINORITY INTEREST:

     During 2001, the Company sold a 2% interest in Elite Jet Partners to a previously unrelated third party (the "client") in return for the use of private aircraft for 50 hours per year valued at $300,000. The client can sell its ownership percentage to the Company at any time after two years for 85% of its initial investment. As such, the company records minority interest for this investment at 85% of the client's initial investment, which is $255,000.

6.  REDEEMABLE PREFERRED STOCK

     The Company's redeemable preferred stock ("The Preferred Shares") carry a dividend rate of 1%, of which approximately $61,000 is accrued and in arrears at June 30, 2002. The Preferred Shares are convertible at the lesser of the three lowest per share market value prices for the previous 45-day period preceding the conversion date or $3.00. Per share market price is defined as the closing bid prices of the Company's common shares. The preferred shares are redeemable based on factors outside the Company's control. At June 30, 2002, these factors had been met and as such, the preferred shares can be redeemed at any time for cash at the holder's option.

                                                                       Page G-8

                         PRO FORMA FINANCIAL INFORMATION
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited consolidated pro forma financial statements give effect to the acquisition by Return Assured Incorporated ("Return Assured") of EliteJet, Inc. ("EliteJet"). This transaction has been accounted for as a reverse acquisition with EliteJet as the accounting acquiror. The annual unaudited pro forma consolidated statements of operations give effect to this transaction between Return Assured and EliteJet by combining the results of operations of Return Assured for the twelve months ended November 30, 2001 with the results of EliteJet for the year ended December 31, 2001. Due to the difference in year ends, the results of operations for the three months ended November 30, 2000 of Return Assured have been removed from and the results of operations for the three months ended November 30, 2001 have been added to Return Assured's results of operations for their fiscal year ended August 31, 2001 in order to present twelve month results. The effective date of this acquisition was deemed to be April 26, 2002. Therefore, the results of operations of Return Assured from April 26, 2002 have been included in the consolidated results of operations of EliteJet. The interim unaudited pro forma consolidated statements of operations give effect to this transaction between Return Assured and EliteJet by combining the results of operations of EliteJet for the six months ended June 30, 2002 and the results of operations of Return Assured for the period December 1, 2001 to April 25, 2002 as if the transactions had occurred on January 1, 2002. Due to the difference in year ends, the results of operations of Return Assured are shown for a seven month period while the results of EliteJet are shown for a six month period. The additional month of operations of Return Assured shown is immaterial to the financial statements taken as a whole. During the year ended December 31, 2001 and the six months ended June 30, 2002, the consolidated pro forma statements of operations also give effect to a reverse split of Return Assured common stock, on a 1 for 60 basis, which will be effective prior to the closing of the acquisition.

The unaudited pro forma consolidated financial statements are based on the estimates and assumptions set forth in the notes to these financial statements, which have been made solely for purposes of developing this pro forma information. The unaudited pro forma consolidated financial statements are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future.

These unaudited pro forma combined consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Return Assured and EliteJet.


                                                                        Page H-1


                            RETURN ASSURED INCORPORATED AND SUBSIDIARIES
                            PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          FOR THE SIX-MONTHS ENDED JUNE 30, 2002 (ELITEJET)
                      AND THE SEVEN MONTHS ENDED JUNE 30, 2002 (RETURN ASSURED)
                                             (UNAUDITED)

                                               Historical
                                   -------------------------------------
                                                      EliteJet and
                                   Return Assured     Subsidiaries
                                   and Subsidiaries   (including Return
                                   (through April 25, Assured from
                                   2002)              April 26, 2002)   Pro Forma
                                   -----------------  ----------------  ------------
Revenue . . . . . . . . . . . . . . . .                    $1,324,316   $ 1,324,316

Cost of Revenue . . . . . . . . . . . .                     1,128,663     1,128,663
                                                      ----------------  ------------

Margin. . . . . . . . . . . . . . . . .                       195,653       195,653

General and administrative expenses . .  $  411,234         1,007,959     1,419,193
                                         -----------  ----------------  ------------

Operating loss. . . . . . . . . . . . .    (411,234)         (812,306)   (1,223,540)

Interest expense. . . . . . . . . . . .      31,187           100,831       132,018
                                         -----------  ----------------  ------------

Loss before minority interest . . . . .    (442,421)         (913,137)   (1,355,558)

Minority interest in loss of subsidiary                            49            49
                                                      ----------------  ------------

Net Loss. . . . . . . . . . . . . . . .    (442,421)         (913,088)   (1,355,509)

Dividends on preferred stock. . . . . .      (5,979)           (6,819)      (12,798)
                                         -----------  ----------------  ------------

Net loss attributable to common
  shareholders. . . . . . . . . . . . .  $ (448,400)  $      (919,907)  $(1,368,307)
                                         ===========  ================  ============

Net Loss per share, basic and diluted .  $    (0.15)  $         (0.12)  $     (0.18)
                                         ===========  ================  ============

Weighted Average number of shares
  outstanding . . . . . . . . . . . .  1  3,000,184         7,472,406  2  7,472,406
                                       = ===========  ================ = ===========



                                                                        Page H-2

Return  Assured  Incorporated  and  Subsidiaries
Notes to unaudited Pro Forma Consolidated Statement of Operations For the year ended December 31, 2001

The pro forma consolidated statement of operations of Return Assured and EliteJet gives effect to the issuance of Return Assured common stock in exchange for all the outstanding stock of EliteJet as if it had occurred on January 1, 2001.
1. Adjustment to the historical financial statements of Return Assured to reflect the one for sixty reverse stock split.
2. Pro forma net income per share is computed by dividing the pro forma net income by Return Assured's weighted average number of shares and the issuance of 7,000,000 shares of common stock to the shareholders of EliteJet in exchange for all the outstanding common stock of EliteJet. Incremental shares from the effect of options, warrants and convertible preferred stock have not been included in the weighted average shares calculation on a diluted basis as the effect would have been anti-dilutive.


                                                                        Page H-3


                                        RETURN ASSURED INCORPORATED AND SUBSIDIARIES
                                       PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 2001 (RETURN ASSURED) AND
                                        THE YEAR ENDED DECEMBER 31, 2001 (ELITEJET)
                                                        (UNAUDITED)


                                                                       Historical
                                                                  ---------------------------
                                                                  Return          EliteJet
                                                                  Assured and     and
                                                                  Subsidiaries    Subsidiary     Pro Forma
                                                                 --------------  ------------   ------------
Revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      10,851   $ 1,328,980    $ 1,339,831

Cost of Revenue . . . . . . . . . . . . . . . . . . . . . . . .         32,177       901,688        933,865
                                                                 --------------  ------------   ------------

Margin. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (21,326)      427,292        405,966

Selling, general and administrative expenses. . . . . . . . . .      3,016,778     1,122,874      4,139,652
                                                                 --------------  ------------   ------------

Operating loss. . . . . . . . . . . . . . . . . . . . . . . . .     (3,038,104)     (695,582)    (3,733,686)

Interest expense. . . . . . . . . . . . . . . . . . . . . . . .        561,097       176,172        737,269
                                                                 --------------  ------------   ------------

Loss from continuing operations before minority interest. . . .     (3,599,201)     (871,754)    (4,470,955)

Minority interest in loss of subsidiary . . . . . . . . . . . .                          292             292
                                                                                 ------------   ------------

Net loss . . . . . . . . . . . . .  . . . . . . . . . . . . . .     (3,599,201)     (871,462)    (4,470,663)

Dividends on preferred stock. . . . . . . . . . . . . . . . . .        (51,980)                     (51,980)
                                                                 --------------                 ------------

Net loss attributable to common shareholders. . . . . . . . . .  $  (3,651,181)  $  (871,462)   $(4,522,643)
                                                                 ==============  ============   ============


Net Loss per share, basic and diluted . . . . . . . . . . . . .  $      (17.33)  $ (1,742.92)   $     (0.63)
                                                                 ==============  ============   ============

Weighted Average number of shares outstanding . . . . . . . .  1       210,684           500   2   7,210,684
                                                               = ==============  ============  = ===========



                                                                        Page H-4

Return  Assured  Incorporated  and  Subsidiaries
Notes to unaudited Pro Forma Consolidated Statement of Operations For the six months ended June 30, 2002


     The pro forma consolidated statement of operations of Return Assured and EliteJet gives effect to the issuance of Return Assured common stock in exchange for all the outstanding stock of EliteJet as if it had occurred on January 1, 2002. The one for sixty reverse stock split and the issuance of 7,000,000 shares of common stock to the shareholders of EliteJet in exchange for all the outstanding common stock of EliteJet have been accounted for in the historical consolidated financial statements for the six months ended June 30, 2002 and therefore no additional pro forma adjustments were necessary.


                                                                        Page H-5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ELITEJET, INC. FOR THE PERIOD ENDED DECEMBER 31, 2001

OVERVIEW

We are in the business of operating a fractional aircraft ownership program. We sell ownership interests in a limited liability company which entitles the purchaser to utilize our aircraft for a specified number of flight hours per annum. In addition, we provide management, ground support and flight operation services to customers after the sale. Our revenues derive from the sale of management and usage fees charged to clients in connection with flight operations. We also derive revenues from our sky club program in which customers prepay for flight time on an hourly basis. We place great emphasis on customer service. Our programs are designed to offer customers guaranteed availability of aircraft, lower and predictable operating costs and liquidity.

We were incorporated during the fourth quarter of 1999 and commenced operations in 2000. We did not realize operating income from our charter services during calendar year 2000. We began to realize income from our charter services during 2001. This transaction is accounted for as a reverse acquisition with EliteJet, Inc. being the accounting acquirer. We derive our revenue primarily from the charter of our aircraft. Interests in our controlled LLC are sold to customers who pay our management and hourly fees.

We  derive  revenue  from  charging  our  owner-customers  three  types of fees:

     - Monthly management fees which are a portion of monthly shared fixed expenses;

     -     Hourly  fees  for  actual  flight  time;  and

     -     Miscellaneous  fees,  such  as  catering.

Our management fees were $92,500 during calendar year 2001 and $135,675 during the first quarter of 2002. Hourly flight charges were $1,181,778 during calendar year 2001 and $307,454 during the first quarter of 2002. Miscellaneous fees were not significant during these periods.

We have low operating expenses because we operate a single type of aircraft, have a highly productive workforce and use advanced technologies. The largest components of our cost of sales are aircraft fuel and pilot costs. The largest components of our operating expenses are salaries, wages and benefits provided to our employees. Sales and marketing expenses include advertising, promotion and client entertainment. Maintenance materials and repairs are expensed when incurred. Because the average age of our aircraft is about twenty-two years, all of our aircraft require less maintenance now than they will in the future. Our maintenance costs will increase, both on an absolute basis and as a percentage of our unit costs, as our fleet ages. Other costs of sale and operating expenses consist of depreciation, certain purchased services, insurance, passenger refreshments, personnel expenses, communication costs, supplies and taxes other than payroll taxes.

RECENT  DEVELOPMENTS

On April 26, 2002 Return Assured Incorporated, agreed to acquire all of the stock of EliteJet, Inc. This transaction gave us access to all of the cash on hand of Return Assured to continue our aircraft charter business.


RESULTS  OF  OPERATIONS

The following discussion of our results of operations, and liquidity and capital resources, concerns our fractional aircraft ownership program. Our discussion of liquidity and capital resources relates to our financial condition following the acquisition of all of the outstanding shares of EliteJet by Return Assured.

FISCAL  YEAR  2001  COMPARED  TO  FISCAL  YEAR  2000

OPERATING  INCOME

Operating income increased from $0 during the year ended December 31, 2000 to $1,328,980 during the year ended December 31, 2001. The increase was due to the commencement of charter operations during 2001 while 2000 was devoted to gearing up the business for future operations. Cost of revenue increased from $87,048 in the period ending December 31, 2000 to $901,688 in the period ending December 31, 2001. This increase corresponded to our commencement of charter operations during 2001. Cost of revenues during the 2000 period related to income that was not realized until the 2001 period.

OPERATING  EXPENSES

Operating expenses consist of selling expenses, general and administrative expenses, and depreciation expense. Selling expenses were $110,647 during the year ended December 31, 2000 and $78,851 during the year ended December 31, 2001. The slight decrease was based on a decision to conserve cash for equipment and other hard costs. General and administrative expenses increased from $174,236 during the 2000 period to $258,791 during the 2001 period. This increase of approximately 64% was due to the increased hiring of staff and professional development, and the establishment of our executive offices during the 2001 period. Depreciation expenses increased from $581,261 during the 2000 period to $785,232 during the 2001 period. This increase was due to the inclusion of a full year of depreciation expense for our aircraft during the 2001 period and only a partial year of depreciation during 2000.

LOSS  FROM  OPERATIONS

During the years ended December 31, 2000 and 2001, our losses from operations were $953,192 and $695,582, respectively. The loss in the 2000 period was due to our start-up of operations during that period without any corresponding income from charter services. During 2001, we realized income from operations of approximately $1,329,000 but corresponding increases in cost of sales and operating expenses resulted in our loss during this period.

OTHER  EXPENSES

During the year ended December 31, 2001, other expenses increased slightly to $176,172 from $151,143 during the period ended December 31, 2000. These other expenses consist primarily of interest, and remained relatively constant as there was more borrowing at lower interest rates.


LIQUIDITY  AND  CAPITAL  RESOURCES

WORKING  CAPITAL

As of December 31, 2001, we had cash of $341,899 and accounts receivable of $220,053. At the end of our first quarter during our current fiscal year, on March 31, 2002, we had a cash overdraft of $1,882 and accounts receivable of $42,116. We recognized the need for immediate capital in order to continue operations. After exploring all of our alternatives, we entered into the transaction with Return Assured under which Return Assured acquired all of our outstanding stock. On a pro forma basis, combining our assets with those of Return Assured as of March 31, 2002, our cash was $2,808,056 and our accounts receivable were $42,116. These amounts represented substantially all of our current assets. Our current liabilities were $917,326 and $536,860 as of the quarter ended March 31, 2002 and the year ended December 31, 2001, respectively. Our cash on hand should be adequate to pay all current liabilities as they become due.

Cash will be used to pay all of our operating expenses. Aircraft will in all likelihood not be acquired unless they can be leased or obtained with seller or third party financing. Acquisition of aircraft by these methods, as compared to being purchased for cash, allows us to pay for the cost of aircraft over time as income from charter operations is earned.

INVESTING  ACTIVITIES

During the fiscal years ended December 31, 2000 and 2001 our income from investing activities was negligible. Commencing with the completion of the transaction with Return Assured we intend to invest our cash in certificates of deposit, money market funds and other insured investments paying a fixed rate of interest. We do not intend to use our cash to make investments in other businesses.

FINANCING  ACTIVITIES

Our financing activities have consisted primarily of issuances of common stock, sale of limited liability company interests in our controlled limited liability company and long term debt.

During the year ended December 31, 2000, we received $2,114,882 from the issuance of common stock and $2,449,073 from long term loans. All of the stock issuances and loans came from our founder, Scott Walker. We do not anticipate that Mr. Walker will purchase any more of our stock or make any loans to the company in the next two years.

During the year ended December 31, 2001, we received $300,000 from the sale of limited liability company units. We expect to realize substantial financing from the sale of these units in the remainder of 2002 and thereafter. It is through the sale of these units that customers join our fractional share ownership program.

CAPITAL  RESOURCES

Our primary capital resource is our cash on hand. Additional aircraft will not be obtained unless they are available on terms which will allow us to finance their acquisition. If necessary we believe we can raise additional funds through the sale of common or preferred stock in one or more private placements. We do not anticipate that we will be able to obtain debt financing except for secured debt incurred in acquiring aircraft.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ELITEJET HOLDINGS, INC. FOR THE PERIOD ENDED JUNE 30, 2002.

OVERVIEW

We are in the business of operating a fractional aircraft ownership program. We sell ownership interests in a limited liability company which entitles the purchaser to utilize our aircraft for a specified number of flight hours per annum. In addition, we provide management, ground support and flight operation services to customers after the sale. Our revenues derive from management and usage fees charged to clients in connection with flight operations. We also derive revenues from our sky club program in which customers prepay for flight time on an hourly basis. We place great emphasis on customer service. Our programs are designed to offer customers guaranteed availability of aircraft, lower and predictable operating costs and liquidity.

     We were incorporated during the fourth quarter of 1999 and commenced operations in 2000. We did not realize operating income from our charter services during calendar year 2000. We began to realize income from our charter services during 2001.

     We derive our revenue primarily from the charter of our aircraft. Interests in our controlled LLC are sold to customers who pay our management and hourly fees.

     We  derive  revenue  from charging our owner-customers three types of fees:

     - Monthly management fees which are a portion of monthly shared fixed expenses;

     -     Hourly  fees  for  actual  flight  time;  and

     -     Miscellaneous  fees,  such  as  catering.

We have low operating expenses because we operate a single type of aircraft, have a highly productive workforce and use advanced technologies. The largest components of our cost of sales are aircraft fuel and pilot costs. The largest components of our operating expenses are salaries, wages and benefits provided to our employees. Sales and marketing expenses include advertising, promotion and client entertainment. Maintenance materials and repairs are expensed when incurred. Because the average age of our aircraft is about twenty-two years, all of our aircraft require less maintenance now than they will in the future. Our maintenance costs will increase, both on an absolute basis and as a percentage of our unit costs, as our fleet ages. Other costs of sale and operating expenses consist of depreciation, certain purchased services, insurance, passenger refreshments, personnel expenses, communication costs, supplies and taxes other than payroll taxes.

RECENT  DEVELOPMENTS

     On April 26, 2002, our predecessor company, Return Assured Incorporated, agreed to acquire all of the stock of EliteJet, Inc. This transaction gave us access to all of the cash on hand of Return Assured to continue our aircraft charter business. This transaction is accounted for as a reverse acquisition with EliteJet, Inc. being the accounting acquirer.

RESULTS  OF  OPERATIONS

     The following discussion of our results of operations, and liquidity and capital resources, concerns our fractional aircraft ownership program. We have not discussed any of the results of our discontinued operations. Our discussion of liquidity and capital resources relates to our financial condition following the acquisition of all of the outstanding shares of EliteJet by our predecessor company.

Three  Months  Ended  June 30, 2002 Compared to Three Months Ended June 30, 2001

     Charter  Revenue

     Charter revenue increased from $132,990 during the three months ended June 30, 2001 to $877,349 during the three months ended June 30, 2002. The increase was due to the commencement of charter operations during 2001 while during 2002 we were fully operational during the entire three month period. Cost of sales increased from $99,548 during the three months ended June 30, 2001 to $461,266 during the three months ended June 30, 2002. This increase corresponded to our becoming fully operational during 2002.

     Operating  Expenses

     Operating expenses consist of selling expenses, general and administrative expenses, and depreciation expense. Operating expenses were $537,484 during the three months ended June 30, 2001 and $625,403 during the three months ended June 30, 2002. The slight increase was based on increased operations offset by a decision to conserve cash for equipment and other hard costs.

     Loss  From  Operations

During the three month periods ended June 30, 2001 and June 30, 2002, our losses from operations were $504,042 and $209,320, respectively. The loss in the 2001 period was due to our start-up of operations during that period without any corresponding income from charter services. During the 2002 period we realized income from operations of approximately $877,000 but corresponding increases in cost of sales and operating expenses resulted in our loss during this period.

     Other  Expenses

Other expenses were $38,790 during the three months ended June 30, 2001 and $979 during the three months ended June 30, 2002. These other expenses consist primarily of interest, and reflect a reduced level of borrowing.

Six  Months  Ended  June  30,  2002  Compared  to Six Months Ended June 30, 2001

     Charter  Revenue

     Charter Revenue increased from $132,990 during the six months ended June 30, 2001 to $1,324,316 during the six months ended June 30, 2002. The increase was due to the commencement of charter operations during 2001 while during 2002 we were fully operational during the entire six month period. Cost of sales increased from $169,413 during the six months ended June 30, 2001 to $1,128,663 during the six months ended June 30, 2002. This increase corresponded to our becoming fully operational during 2002.

     Operating  Expenses

     Operating expenses consist of selling expenses, general and administrative expenses, and depreciation expense. Operating expenses were $782,830 during the six months ended June 30, 2001 and $1,128,668 during the six months ended June 30, 2002. The increase was based on increased operations offset by a decision to conserve cash for equipment and other hard costs.

     Loss  From  Operations

     During the six month periods ended June 30, 2001 and June 30, 2002, our Losses from operations were $819,253 and $812,306, respectively. The loss in the 2001 period was due to our start-up of operations during that period without any corresponding income from charter services. During the 2002 period we realized income from operations of $1,324,316 but corresponding increases in cost of sales and operating expenses resulted in our loss during this period.

     Other  Expenses

     Other expenses were $91,492 during the six months ended June 30, 2001 and $100,831 during the six months ended June 30, 2002. These other expenses consist primarily of interest, and reflect an increased level of borrowing.


LIQUIDITY  AND  CAPITAL  RESOURCES

     Working  Capital

     As of December 31, 2001, we had cash of $341,899 and accounts receivable of $220,053. At the end of our first quarter, on March 31, 2002, we had a cash overdraft of $1,882 and accounts receivable of $42,116. We recognized the need for immediate capital in order to continue operations. After exploring all of our alternatives, we entered into the transaction with Return Assured under which Return Assured acquired all of our outstanding stock. As of June 30, 2002, we had cash of $49,060 and unrestricted cash held by an attorney of $2,791,752.

     As of June 30, 2002, our current assets on a consolidated basis consisted primarily of cash of approximately $2,841,000 and accounts receivable of approximately $179,000, a total of approximately $3,020,000. Our current trade payables and accrued liabilities as of June 30, 2002 were approximately $1,756,000. Our working capital of approximately $1,264,000 and charter revenue will be our primary capital resources.

     Cash will be used to pay all of our operating expenses. Aircraft will in all likelihood not be acquired unless they can be leased or obtained with seller or third party financing. Acquisition of aircraft by these methods, as compared to being purchased for cash, allows us to pay for the cost of aircraft over time as income from charter operations is received.

     Financing  Activities

     Our financing activities have consisted primarily of issuances of common stock, sale of limited liability company interests in our controlled limited liability company and long term debt.

     During the six months ended June 30, 2002, we borrowed $340,000 from a third party lender and $100,000 from the Small Business Administration.

During the year ended December 31, 2001, we received $300,000 from the sale of limited liability company units. We did not receive any amounts from the sale of limited liability company units during the six months ended June 30, 2002. We expect to realize substantial financing from the sale of these units in the remainder of 2002 and thereafter. It is through the sale of these units that customers join our fractional share ownership program.

     Capital  Resources

     Our primary capital resource is our cash on hand. Additional aircraft will not be obtained unless they are available on terms that will allow us to finance their acquisition. If necessary we believe we can raise additional funds through the sale of common or preferred stock in one or more private placements. We do not anticipate that we will be able to obtain debt financing except for secured debt incurred in acquiring aircraft.

     Going Concern Qualification

     In its review of our financial statements for the period ended June 30, 2002 included in this report, our independent accountant's have noted factors which raise substantial doubt about our ability to continue as a going concern. These factors include that we have sustained recurring net operating losses and have a shareholders' deficit. In addition, holders of preferred stock have the right to redeem their shares for cash in an amount which exceeds available funds.

     Management believes that our access to the cash on hand of Return Assured will provide us with the working capital to continue our aircraft charter business. Management also believes that our preferred shareholders will not seek to redeem their shares out of funds needed for our continued operation.


NEW  ACCOUNTING  STANDARDS

In June 2001, the Financial Accounting Standards Board issued Statement No. 141, "Business Combinations" and Statement No. 142, "Goodwill and Other Intangible Assets". These statements become effective for us on July 1, 2001 for Statement No. 141 and January 1, 2002 for Statement No. 142.

In June 2001, the Financial Accounting Standards Board also issued Statement No. 143 "Accounting For Asset Retirement Obligations" and in August, 2001, Statement No. 144 "Accounting For Impairment and Disposal of Long Lived Assets". Statement No. 143 will change the accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs.

In August 2001, the FASB issued SFAS No. 144 Accounting for the Impairment of Long-Lived Assets. SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years, with early application encouraged.

In May 2002, the Financial Accounting Standards Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB No. 13, and Technical Corrections (SFAS No. 145). SFAS No. 145 eliminates Statement 4 (and Statement 64, as it amends Statement 4, which requires gains and losses from the extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. The criteria in APB Opinion No. 30 will now be used to classify those gains and losses. SFAS No. 145 amends FASB Statement No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions.

     We are in the process of analyzing SFAS No. 141 through 145. Management cannot currently assess what effect the adoption of these pronouncements will have on our financial position or results of operations.

PROPOSALS  FOR  2002  ANNUAL  MEETING

Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal offices no later than October 18, 2002 for inclusion in the 2002 Proxy Statement and form of proxy. All proposals should be sent to Scott Walker, President, Return Assured Incorporated, 5962 La Place Court, Suite 230, Carlsbad, CA 92008.

MATERIAL  INCORPORATED  BY  REFERENCE

The following documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated in this Information Statement by reference:

(1) The audited balance sheets of the Company as of August 31, 2001 and August 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the years ended August 31, 2001 and August 31, 2000 are incorporated herein by reference to the Company's Annual Reports on Form 10-KSB and Form 10-KSB/A, as amended, for the fiscal years ended August 31, 2001 and August 31, 2000 (the "Annual Reports"), respectively.

(2) The Company's unaudited balance sheet as of November 30, 2001 and the related statements of operations and cash flows for the three month period ended November 30, 2001 are incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for that period.

(3) The Company's unaudited balance sheet as of February 28, 2002 and the related statements of operations for the three- and six-month periods ended February 28, 2002 and cash flows for the six month period ended February 28, 2002 are incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for that period.

(4) The Company's unaudited balance sheet as of June 30, 2002 and the related statements of operations for the three- and six-month periods ended June 30, 2002 and cash flows for the six month period ended June 30, 2002 are incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB/A for that period.

(5)     Current  Report  on  Form  8-K  dated  April  26,  2002.

(6)     Current  Report  on  Form  8-K  dated  June  10,  2002.

(7)     Current  Report  on  Form  8-K  dated  July  15,  2002.

(8)     Current  Report  on  Form  8-K/A  dated  July  23,  2002.

(9)     Current  Report  on  Form  8-K  dated  August  1,  2002.

(10)    Current  Report  on  Form  8-K/A  dated April  26, 2002

Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company is hereby incorporated by reference to the Annual Reports listed above.

ADDITIONAL  INFORMATION

The Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001, Quarterly Reports on Form 10-QSB for the quarters ended November 30, 2001, February 28, 2002 and June 30, 2002, Current Reports on Form 8-K dated April 26, 2002, June 10, 2002 and July 15, 2002 and Current Report on Form 8K/A dated July, 23, 2002 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Scott Walker, President, Return Assured Incorporated, 5962 La Place Court, Suite 230, Carlsbad, CA 92008, telephone
(760)  438-7245.

                       BY ORDER OF THE BOARD OF DIRECTORS



                                  /s/Scott  Walker
                                  President,  Chairman  &  Director

Carlsbad,  California

September  __,  2002

                                  EXHIBIT LIST


EXHIBIT  A         Certificate  of Amendment of the Certificate of Incorporation

EXHIBIT  B         Amendment Agreement dated as of April 27, 2002 by and between
                  Return  Assured  Incorporated,  EliteJet Inc. and Scott Walker

EXHIBIT  C         Awareness  Letter  of  Goldstein  Golub  Kessler  LLP

EXHIBIT  D         Awareness  Letter  of  Goldstein  Golub  Kessler  LLP

EXHIBIT  E         Consent  of  Goldstein  Golub  Kessler  LLP

EXHIBIT  F         Consent  of  Goldstein  Golub  Kessler  LLP

EXHIBIT  G         Consent  of  Pannell  Kerr  Forster

EXHIBIT  H         Consent  of  Rogoff  &  Company  P.C.

EXHIBIT  I         Awareness  Letter  of  Goldstein  Golub  Kessler  LLP

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                       OF THE CERTIFICATE OF INCORPORATION

                                       OF

                           RETURN ASSURED INCORPORATED

                                Under Section 242
                                     of the
                        Delaware General Corporation Law

The undersigned, President and Chairman of Return Assured Incorporated, a corporation existing under the laws of the state of Delaware, does hereby certify as follows:

First: That the name of the corporation (the "Corporation") is Return Assured Incorporated.

Second: That the certificate of incorporation of the Corporation was filed with the Delaware Secretary of State on June 18, 1996.

Third: That the board of directors of the Corporation adopted resolutions setting forth proposed amendments to the certificate of incorporation of the Corporation, declaring said amendments to the certificate of incorporation to be advisable and requesting the consent of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that it is deemed advisable and in the best interests of the Corporation that the Certificate of Incorporation of the Corporation be amended as follows:

1. Article FIRST, which sets forth the name of the Corporation, is amended to read as follows:

"FIRST: The name of the corporation (hereinafter called the "Corporation") is EliteJet Holdings, Inc."

2. The first paragraph of Article FOURTH, which sets forth the total number of shares of stock which the Corporation shall have authority to issue, is amended to read as follows:

"FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 105,000,000 shares of which 100,000,000 shares shall be Common Stock, par value $.001 per share, and 5,000,000 shares shall be Preferred Stock, par value $.001 per share."

3.  By  adding  the  following  subsection  to  Article  IV:

"All issued and outstanding shares of Common Stock, par value $.001 per share ("Old Common Stock"), outstanding as of the close of business on the date this Certificate of Amendment to the Certificate of Incorporation is filed with the

Secretary of State of the State of Delaware (the "Effective Date") shall automatically without any action on the part of the holder of the Old Common Stock be converted into one sixtieth (1/60) of the number of shares of Common Stock, par value $.001 per share ("New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are converted under the terms hereof. Prior to the Effective Date, there are 35,834,012 shares of issued and outstanding shares of Old Common Stock and 14,165,988 shares of authorized but unissued shares of Old Common Stock. On the Effective Date, there will be approximately 597,234 issued and outstanding shares of New Common Stock and 99,402,766 shares of authorized but unissued shares of New Common Stock. The 35,834,012 shares of Old Common Stock are hereby changed into approximately 597,234 shares of New Common Stock at the rate of one share of New Common Stock for every sixty shares of Old Common Stock with all fractional shares equal to or greater than .50 rounded up to the next whole share and those less than .50 eliminated and paid for in cash.

Fourth: That thereafter, pursuant to resolutions of the board of directors, the amendments were authorized by resolutions adopted by the affirmative vote of the stockholders holding not less than the necessary number of shares required by written consent to so authorize, all in accordance with Section 228 of the General Corporation Law of the State of Delaware.

Fifth: That said amendments to the Certificate of Incorporation were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Sixth: That the capital of the corporation shall not be reduced under or by reason of said amendments.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ____ day of September, 2002.


                          RETURN ASSURED INCORPORATIED


          By:  _________________________________
             Scott  Walker,  President  and  Chairman

                                    EXHIBIT B

                               AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (the "Amendment") is made and entered into as of this 27th day of April, 2002, by and among Return Assured Incorporated, a Delaware corporation with its principal place of business at 1901 Avenue of the Stars, Suite 1710, Los Angeles, California 90067 (the "Company"), EliteJet, Inc., a Nevada corporation with its principal place of business at 5962 La Place Court, Suite 230, Carlsbad, California 92008 ("Elite"), and Scott Walker, an individual and the sole shareholder of Elite (the "Shareholder" and together with the Company and Elite, the "Parties").

WHEREAS, the Parties entered into an Acquisition Agreement dated April 26, 2002 (the "Agreement") pursuant to which Elite and the Shareholder agreed to transfer and deliver to the Company all of the issued and outstanding capital stock of Elite in exchange for an aggregate of 7,000,000 shares of the Company's common stock, par value $.001 per share ("Common Stock"); and

WHEREAS,  the  Parties  desire  to  make  certain  amendments  to the Agreement.

NOW, THEREFORE, in consideration of the premises, and of the promises, covenants and conditions contained herein, the Parties intending to be legally bound hereby agree as follows:

1. Number of Shares of Common Stock to be Issued. Each of (i) the Fourth Whereas clause, (ii) Article 1 and (iii) Article 2(b) of the Agreement is hereby amended to replace the words "seven million (7,000,000)" contained therein in their entirety with the words "four hundred twenty million (420,000,000)", it being the absolute and unequivocal intention of each of the Parties that the number of shares of Common Stock to be issued to the Shareholder in connection with the transactions contemplated by the Agreement be an amount equal to four hundred twenty million (420,000,000) before giving effect to any change in capitalization of the Company or seven million (7,000,000) after taking into account the contemplated change in the Company's capitalization pursuant to a pending 1 for 60 reverse split of the Common Stock, but not both. For purposes of clarity, the following table sets forth the proper issuance of Common Stock to the Shareholder pursuant to the Agreement either pre- or post-reverse split:


   -----------------------------------------------------------------------------
     CAPITALIZATION                          NO.  OF  SHARES  OF  COMMON  STOCK
     Pre-Split                                                      420,000,000

                                         or

     Post-1  for  60  Reverse  Split                                  7,000,000
   -----------------------------------------------------------------------------

2. Condition Subsequent to Closing. Article 6 is hereby amended to add a second paragraph as follows:

"Furthermore, the obligations of each party to this Agreement are expressly subject to a condition subsequent to the Closing that both a (i) one-for-sixty (1-60) reverse split of the Common Stock and (ii) change in the Company's authorized Common Stock to an amount no less than 100,000,000 shares of Common Stock shall have been approved by the shareholders of the Company and shall have taken effect."

3. Terms of Agreement. Any term or condition contained in the Agreement and not otherwise amended pursuant to this Amendment shall remain in full force and effect in each and every respect.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts or choice of laws thereof.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                           RETURN ASSURED INCORPORATED


By:  ________________________________
                                      Name:
                                     Title:


                                 ELITEJET, INC.

     By:  ________________________________
                                      Name:
                                     Title:


SHAREHOLDER


     SCOTT  WALKER

By:  ________________________________
                                      Name:
                                     Title:

                                    EXHIBIT C

                          ACCOUNTANT'S AWARENESS LETTER

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

We are aware that our report dated April 4, 2002 on our review of the interim financial statements of Return Assured Incorporated and Subsidiaries as of February 28, 2002 and for the three-month and six-month periods ended February 28, 2002 and 2001 included in the Form 10-QSB for the quarter ended February 28, 2002 is being incorporated by reference in the Company's Preliminary Information Statement on Schedule 14C. Pursuant to Rule 436(c) under the Securities Act of 1933, this report should not be considered as part of the Registration Statement prepared or certified by us within the meaning of Sections 7 and 11 of that Act.

GOLDSTEIN  GOLUB  KESSLER  LLP
New  York,  New  York
September  13,  2002

                                    EXHIBIT D

                          ACCOUNTANT'S AWARENESS LETTER

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

We are aware that our report dated January 14, 2002, on our review of the interim financial statements of Return Assured Incorporated and Subsidiaries as of November 30, 2001 and for the three month periods ended November 30, 2001 and 2000 included in the Form 10-QSB for the quarter ended November 30, 2001 is being incorporated by reference in the Company's Preliminary Information Statement on Schedule 14C. Pursuant to Rule 436(c) under the Securities Act of 1933, this report should not be considered as part of the Information Statement prepared or certified by us within the meaning of Sections 7 and 11 of that Act.

GOLDSTEIN  GOLUB  KESSLER  LLP
New  York,  New  York
September  13,  2002

                                    EXHIBIT E

                         CONSENT OF INDEPENDENT AUDITORS
                          INDEPENDENT AUDITOR'S CONSENT

To  the  Board  of  Directors
Return  Assured  Incorporated

We hereby consent to the incorporation by reference in this Preliminary Information Statement on Schedule 14C of our report dated November 30, 2001 on the consolidated financial statements of Return Assured Incorporated and Subsidiaries appearing in the Annual Report on Form 10- KSB of Return Assured Incorporated, for the year ended August 31, 2001.

GOLDSTEIN  GOLUB  KESSLER  LLP
New  York,  New  York
September  13,  2002

                                    EXHIBIT F

                         CONSENT OF INDEPENDENT AUDITORS

To  the  Board  of  Directors
Return  Assured  Incorporated

We hereby consent to the incorporation by reference in this Preliminary Information Statement on Schedule 14C of Return Assured Incorporated, formerly known as Hertz Technology Group, Inc., of our report dated October 26, 2000 on the consolidated financial statements of Hertz Technology Group, Inc and Subsidiaries appearing in the Annual Report on Form 10-KSB, as amended, of Return Assured Incorporated for the year ended August 31, 2000.

GOLDSTEIN  GOLUB  KESSLER  LLP
New  York,  New  York
September  13,  2002

                                    EXHIBIT G

                         CONSENT OF INDEPENDENT AUDITORS



September  12,  2002

Board  of  Directors
Return  Assured  Incorporated
5962  La  Place  Court,  Suite  230
Carlsbad,  CA  92008

Dear  Sirs,

We consent to the incorporation by reference in this Preliminary Information Statement on Schedule 14C of Return Assured Incorporated, formerly known as Hertz Technology Inc., of our report dated September 27, 2000 and October 17, 2000 relating to the audited financial statements for the period ending August 31, 2000 of Return Assured Incorporated (formerly A Sure eCommerce, Inc.)
appearing in the Annual Report on Form 10-KSB, as amended, of Return Assured Incorporated, formerly known as Hertz Technology Group, Inc., for the year ended August 31, 2000.

PANNELL  KERR  FORSTER
CHARTERED  ACCOUNTANTS
VANCOUVER,  CANADA

                                    EXHIBIT H


CONSENT  OF  INDEPENDENT  AUDITORS
INDEPENDENT  AUDITOR'S  CONSENT

To  the  Board  Of  Directors
Return  Assured  Incorporated

We hereby consent to the incorporation by reference in Amendment No. 3 to the Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended of Return Assured Incorporated on Schedule 14C of our report dated July 10, 2002 relating to our audit of the consolidated financial statements of EliteJet, Inc. and Subsidiary (a Nevada corporation formerly known as ExecJet, Inc.) as of December 31, 2001, and the related consolidated statements of operations, stockholder's equity, and cash flows for the two-year period ended December 31, 2001 which appear in such Schedule 14C.

Rogoff  &  Company,  P.C.
New  York,  New  York
September  12,  2002



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
                                    EXHIBIT I

                          ACCOUNTANT'S AWARENESS LETTER

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

We are aware that our report dated July 22, 2002 on our review of the interim financial statements of EliteJet Holdings, Inc. and Subsidiaries as of June 30, 2002 and for the three-month and six-month periods ended June 30, 2002 and 2001 included in the Form 10-QSB of Return Assured Incorporated for the quarter ended June 30, 2002 is being incorporated by reference in Return Assured Incorporated's Preliminary Information Statement on Schedule 14C. Pursuant to Rule 436(c) under the Securities Act of 1933, this report should not be considered as part of the Registration Statement prepared or certified by us within the meaning of Sections 7 and 11 of that Act.

GOLDSTEIN  GOLUB  KESSLER  LLP
New  York,  New  York
September  13,  2002


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